Exhibit 99.1




                          interLAN COMMUNICATIONS, INC.

                                FINANCIAL REPORT

                                DECEMBER 31, 1999




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
                                    CONTENTS



                                          Page
INDEPENDENT AUDITOR'S REPORT                1


FINANCIAL STATEMENTS:

    Balance Sheet                           2
    Income Statement                        3
    Statement of Cash Flow                  4
    Notes to financial statements         5-6




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
                           INDEPENDENT AUDITORS REPORT



To the Board of Directors
InterLAN Communications, Inc.
131 Elden Street
Herndon, Virginia

We have audited the accompanying balance sheet, statement of operations and statement of cash flow of interLAN Communications, Inc. as of December 31 , 1999. This financial statement is the responsibility of the Management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet, statement of operations and statement of cash flows referred to above, presents fairly, in all material respects, the financial position of interLAN Communications, Inc. as of December 31, 1999, in conformity with generally accepted accounting principles.




CROOKS & SETH PC
Herndon, Va.
January 31, 2000




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
                          interLAN COMMUNICATION, INC.
                                  Balance Sheet
                             as of DECEMBER 31, 1999

                                           ASSETS
CURRENT ASSETS
     Cash in Banks                                                      $111,471
     Accounts Receivable                                                 270,898

TOTAL CURRENT ASSETS                                                                        382,369

PROPERTY AND EQUIPMENT
     Furniture & Fixtures                                                 13,516
     Computers & Equipment                                                12,377
     Accum. Depreciation                                                 (20,138)
                                                                        --------

TOTAL PROPERTY & EQUIPMENT                                                                    5,755

OTHER ASSETS
     Other Noncurrent Assets                                               1,211
     Accum. Amortization                                                  (1,043)
                                                                        --------

TOTAL OTHER ASSETS                                                                              168
                                                                                           --------

TOTAL ASSETS                                                                               $388,292
                                                                                           ========
                                    LIABILITIES & EQUITY

CURRENT LIABILITIES
     Accounts payable                                                   $233,339
     Taxes payable                                                         8,419
     Loan -Payable -Other                                                 28,575
                                                                        --------
                                                                                            270,333
LONG-TERM LIABILITIES
     Long-term Note Payable                                               32,061
                                                                        --------
                                                                                             32,061
                                                                                           --------
TOTAL LIABILITIES                                                                           302,394

EQUITY
     Common Stock                                                         13,500
     Paid in Capital                                                      78,515
     Retained Earnings                                                   (19,571)
     Current Period Income                                                13,454
                                                                        -------

TOTAL EQUITY                                                                                 85,898
                                                                                           --------

TOTAL LIABILITIES & EQUITY                                                                 $388,292
                                                                                           ========

Read Accountant's Audit report         Page 2




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
                          interLAN COMMUNICATION, INC.
                                Income Statement
                 For the Twelve Months Ending December 31, 1999


REVENUES
     Computer Sales & Rentals                                                       $2,662,838
     Freight Income                                                                     11,871
     Other income and Reimbursements                                                     6,728
                                                                                    ----------

TOTAL REVENUES                                                                                        $2,681,437
DIRECT COSTS OF REVENUE
     Costs of Goods                                                                 $2,123,510
     Wages & Benefits                                                                  443,584

TOTAL DIRECT COSTS                                                                                    $2,567,094
                                                                                                      ----------

GROSS PROFIT                                                                                             114,343

OPERATING EXPENSES:
     Selling and Marketing expenses                                                 $   19,442
     General & Administrative expenses                                                  78,063
                                                                                    ----------
TOTAL OPERATING EXPENSES                                                                              $   97,505
                                                                                                      ----------

INCOME BEFORE TAXES                                                                                   $   16,838
                                                                                                      ----------

     Corporate Income Tax                                                                                  3,384

NET INCOME AFTER TAXES                                                                                $   13,454
                                                                                                      ==========




Read Accountant's Audit report

                                     Page 3




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                          interLAN COMMUNICATION, INC.
                             STATEMENT OF CASH FLOW
                  FOR THE THREE MONTHS ENDING DECEMBER 31, 1999




CASH FLOWS FROM OPERATIONS:

      Net Income (Loss)                                               $  13,454

   Adjustments to reconcile Net Income
       Depreciation                                                       3,100

      Decrease (Increase) in:
        Accounts Receivable- Net                                        (75,613)
        Prepaid Expenses                                                 40,000

      Increase (Decrease) in:
        Accounts Payable                                                  8,570
        Deferred Income                                                 (11,726)
        Loans                                                            58,451
        Paid in Capital                                                       0

   Net Cash Flows from Operations                                     $  36,236
                                                                      ---------

   Cash Flows from Investing Activities

      Purchases of Fixed Assets                                          (3,500)

   Net Cash Flows from Investing Activities                           $  (3,500)
                                                                      ---------

   Net Increase (Decrease) in Cash                                    $  32,736

Cash at Beginning of Year                                             $  78,735
                                                                      ---------

Cash at End of the Period                                             $ 111,471
                                                                      =========




Read Accountant's Audit Report


                                     Page 4




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interLAN COMMUNICATIONS, INC.

Notes to Financial Statements

December 31, 1999



(1)      ORGANIZATION

         The interLAN Communications, Inc. (Company) is a for profit organization providing computers, software and support services to the Federal Government and commercial organizations. The Company was incorporated in the state of Virginia in 1995.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REVENUE RECOGNITION

         Revenue is recorded on the accrual basis and billed to the customer when shipped. The Company has not experienced any significant uncollectibles, therefore no provision has been made for bad debt.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.


         PROPERTY, PLANT AND EQUIPMENT

         Furniture and equipment are recorded at cost. Depreciation is calculated using the 150% Declining Balance method over the useful life permitted by IRS. The company maintains offices at 131 Elden Street, Herndon, Va. The company has two equipment leases with monthly payments totaling $347, which will expire by February 2002

         INCOME TAXES

         The Company has elected to report Income Tax Returns on the accrual basis as a C Corporation. The Tax Receivable has been accrued for the estimated payments and the loss carryback. Historically, there are no significant differences between the Tax returns and the Financial Statements.


         NOTE PAYABLE

         The Company has borrowed funds from United Bank on January 5, 1999 in the amount of $80,000. The repayment terms are 36 monthly payments of $2,557.97 at 9.25% interest. The note has an outstanding balance as of December 31, 1999 of $58,450.




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(3)      CONTINGENCIES

         The Company is a computer and software sales firm, which provides systems to primarily business customers. The liability for warranty is passed through to the manufactures. However, the Company does have direct responsibility for labor costs for the repair or replacement of various components. The estimated accrual for these costs as of December 31, 1999 is based on a percentage of sales over a period of time.

(4)      CONCENTRATIONS OF CREDIT AND MAJOR CUSTOMERS

         The Company performs periodic credit evaluations of the financial condition of its customers and does not require collateral from its customers.

         Concentrations of credit risk with respect to accounts receivable are limited due to the large number of customers in the Company's customer base.

(5)      RELATED PARTY TRANSACTIONS

         Bonuses in addition to wages were paid to employee/stockholders in the amount of $90,000 in 1999.




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